SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

 ☐ Preliminary Proxy Statement
☒  Definitive Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

PURA NATURALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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December 3, 2018

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Pura Naturals, Inc., to be held on January 31, 2019, 9:00 a.m. Pacific Time (the "Annual Meeting"), at 23101 Lake Center Drive, Suite 100, Lake Forest, California 92630.

The matters expected to be acted upon at the Annual Meeting are described in the following Notice of the 2018 Annual Meeting of Stockholders and Proxy Statement.

We will provide our shareholders with online access to proxy materials pursuant to the Securities and Exchange Commission's "notice and access" rules. These rules allow us to advise stockholders of the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. We believe compliance with these rules will allow us to provide our stockholders with the materials they need to make informed decisions, lower the costs of printing and delivering those materials, and significantly reduce the environmental impact of our Annual or Annual Meeting.

It is important that you use this opportunity to participate in the affairs of Pura Naturals, Inc. by voting on the matters to be discussed this meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using one of the voting methods we have provided to you. Please review the voting instructions described in the accompanying Proxy Statement. Returning the proxy card with your vote does not deprive you of your right to attend the meeting and to vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under "How can I attend the Annual Meeting?" beginning on Page 1 of this Proxy Statement.

Thank you for your interest and investment in Pura Naturals, Inc.

Sincerely,

/s/ Robert Doherty
Robert Doherty
Chairman and Chief Executive Officer

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PURA NATURALS, INC.
23101 Lake Center Drive, Suite 100

Lake Forest, CA 92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 31, 2019

To the Stockholders of Pura Naturals, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders, that we refer to as the Annual Meeting, of Pura Naturals, Inc., a Colorado corporation, will be held on January 31, 2019, 9:00 a.m. Pacific Time, at the administrative offices of Pura Naturals, Inc., located at 23101 Lake Center Drive, Suite 100, Lake Forest, California 92630, to consider and vote upon the following proposals:

1.        To approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 500,000,000 shares of common stock, $.001 par value, to 1,500,000,000 shares of common stock, $.001 par value, to be effective on a date to be determined by the Company’s board of directors on or prior to December 31, 2019 (the “Authorized Share Increase”);

2.       To approve an amendment to our Articles of Incorporation to authorize 100,000,000 shares of preferred stock, and grant the Board of Directors (the “Board”) “preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Company’s common stock (the “Creation of Preferred”);

3. To approve an amendment to our Articles of Incorporation to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”) at a ratio of between 1-for-5 and 1-for-50, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share; provided, that our Board of Directors may abandon the Reverse Stock Split in its sole discretion;

4. To elect a slate of nominees (“Election of the Board”) consisting of current directors Robert Doherty, Robert Switzer, Derek Duhame and Dan Kryger to serve as directors of the Company;

5. To ratify the appointment of Malone-Bailey (“MB”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018;

6. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or the Authorized Share Increase (the “Adjournment Proposal”);

7. To transact other such business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proposals and other related matters are more fully described in the Proxy Statement accompanying this notice.

An affirmative vote of a majority of the Company’s issued and outstanding voting shares is required to approve the Authorized Share Increase, and the Reverse Stock Split. The Company has one class of voting stock, Common Stock, that vote together as a single class of the matters at this Annual Meeting. An affirmative vote of a majority of the shares of voting stock present in person or by proxy at the Annual Meeting is required to approve the Adjournment Proposal.

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The Board of Directors unanimously recommends that the stockholders vote FOR all the Proposals set forth above.

Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on December 3, 2018 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on the Reverse Stock Split, the Authorized Share Increase, and the Adjournment Proposal. A list of stockholders as of the Record Date will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of Common Stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with proper proxy documentation that shows your ownership of shares as of the Record Date and your right to vote such shares at the Annual Meeting. Please bring that documentation to the Annual Meeting.

THE ATTENDANCE AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Robert Doherty

Robert Doherty
Chairman and Chief Executive Officer

Lake Forest, California
December 3, 2018

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PURA NATURALS, INC.

23101 Lake Center Drive, Suite 100

Lake Forest, CA 92630

PROXY STATEMENT

PURA NATURALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the board of directors (the “Board”) of Pura Naturals, Inc., a Colorado corporation (the “Company”, “we”, “us” or “our”), for use at the Annual Meeting of the stockholders (the “Annual Meeting”) to be held on January 31, 2019, at 23101 Lake Center Drive, Suite 100, Lake Forest, California 92630, at 9:00 A.M. Pacific Time. Directions to the Annual Meeting can be obtained by searching such address at https://www.google.com/maps

THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT DECEMBER 26, 2018.

At the Annual Meeting, the holders of the Company’s common stock, par value $.001 (“Common Stock”), will be asked to vote on the following proposals:

1.        To approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 500,000,000 shares of common stock, $ .001 par value, to 1,500,000,000 shares of common stock, $.001 par value, to be effective on a date to be determined by the Company’s board of directors on or prior to December 31, 2019 (the “Authorized Share Increase”);

2.        To approve an amendment to our Articles of Incorporation to authorize 100,000,000 shares of preferred stock, and grant the Board of Directors (the “Board”) “preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Company’s common stock (the “Creation of Preferred”);

3. To approve an amendment to our Articles of Incorporation to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”) at a ratio of between 1-for-5 and 1-for-50, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share; provided, that our Board of Directors may abandon the Reverse Stock Split in its sole discretion;

4. To elect a slate of nominees (“Election of the Board”) consisting of current directors Robert Doherty, Robert Switzer, Derek Duhame and Dan Kryger to serve as directors of the Company;

5. To ratify the appointment of Malone-Bailey (“Auditor”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018;

6. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or the Authorized Share Increase (the “Adjournment Proposal”);

7. To transact other such business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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A proxy for use at the Annual Meeting is enclosed. If you execute and deliver a proxy by mailing a proxy card, or by voting via the internet or telephone, you have the right to revoke your proxy at any time before it is exercised by delivering an instrument revoking it or a duly executed proxy bearing a later date pursuant to the instructions under the heading “What if I change my mind after I return my proxy?” below, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all voting shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy.

The Company will bear the cost of soliciting proxies. To achieve the most representation at the meeting possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. The Company plans to engage Laurel Hill Advisory Group as proxy solicitor for an estimated cost of approximately $10,000.00. For further information, see “Who will pay for the costs of soliciting proxies?” below. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of Common Stock on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares of Common Stock.

RECORD DATE AND QUORUM REQUIREMENTS

December 3, 2018, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our Common Stock is the only classes of securities entitled to vote at the Annual Meeting. As of the Record Date, 483,235,856 shares of our Common Stock were issued and outstanding. Each outstanding share of Common Stock will be entitled to one vote on each matter submitted to a vote of the stockholders at the Annual Meeting.

The holders of a majority of the voting stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes, if any, will be deemed as present for purposes of determining a quorum. For the vote of the Common Stock for the Authorized Share Increase, Reverse Split and Bylaw Amendment, the holders of a majority of the Common Stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for such vote.

If you hold shares beneficially in street name, you may vote your proxy via the Internet, by telephone or mail by following the voting instruction card provided to you by your broker, bank or other nominee. If you do this, your shares of common stock represented by the proxy will be voted by the proxy holders in accordance with your instructions. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern time on January 30, 2019.

MAIL VOTING PROCEDURES

To vote by mail, you should complete, sign and date your proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the delivery of the proxy card. A proxy card submitted by mail must be received by the time of the Annual Meeting in order for the shares to be voted.

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TELEPHONE VOTING PROCEDURES

The telephone authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 30, 2019.

INTERNET VOTING PROCEDURES

The internet authorization procedure is designed to authenticate identity to allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 30, 2019.

VOTING IN PERSON

If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your bank, your broker or another nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your bank, your broker or your other nominee authorizing you to vote those shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2019

The Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting, and Proxy Card are available at VStock Transfer LLC, located at 18 Lafayette Place, Woodmere, New York 11598. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the U.S. Securities and Exchange Commission.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of December 3, 2018. No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of the Company other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2018 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices (Secretary, Pura Naturals, Inc., 23101 Lake Center Drive, Suite 100, Lake Forest, California, 92630) by the close of business on January 11 2019. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2018 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above on or before January 11, 2019.

The above-mentioned proposals must also be in compliance with our Bylaws and the proxy solicitation rules of the SEC and OTC, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements. We further reserve the right to adjourn or postpone the meeting in order to include the proposal at such adjourned or postponed meeting, or vote on the proposal at the January 31, 2019 meeting as appropriate.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning statements regarding:

•	our consummation of the Reverse Stock Split, Authorized Share Increase and Creation of Preferred, as well as the timing of such transactions;
•	the intended benefits of the Reverse Stock Split, Authorized Share Increase and Creation of Preferred is in the best interests of the Company’s stockholders, is expected to result in an increase to the per share trading price of our Common Stock, and is expected to make such Common Stock more attractive to a broader range of institutional and other investors;
•	the potential dilution of current shareholders of the Company if the Reverse Stock Split or the Authorized Share Increase is approved and the Company issues shares of Common Stock upon conversion of its outstanding convertible notes;
•	the market’s near and long term reaction to the Reverse Stock Split and Authorized Share Increase; and
•	statements regarding our intention to engage in future equity transactions, each as further provided and described below.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, will occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of the Company as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made. However, there can be no assurance that forward-looking statements will prove to be accurate. Such assumptions and factors include, among other things, the anticipated benefits and risks of the Reverse Stock Split, as further provided and described below.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•	difficulties, delays, unanticipated costs or our inability to consummate the Reverse Stock Split and Authorized Share Increase on the expected terms and conditions or timeline;
•	difficulties, delays or the inability to increase the per share trading price of our Common Stock as a result of the Reverse Stock Split, including future decreases in the price of Common Stock due to, among other things, the issuance of shares of Common Stock upon the conversion of our outstanding convertible notes causing dilution of the Common Stock, the announcement of the Reverse Stock Split, Authorized Share Increase and Creation of Preferred Shares or our inability to make our Common Stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the Reverse Stock Split, Authorized Share Increase and Creation of Preferred Shares negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our Common Stock, notwithstanding the Reverse Stock Split and Authorized Share Increase or otherwise;
•	unanticipated negative reactions to the Reverse Stock Split, Authorized Share Increase and Creation of Preferred Shares or unanticipated circumstances or results that could negatively affect interest in our Common Stock by the investment community; or
•	general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Company; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of the Company. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of the Company. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the proposals contained in this Proxy Statement. The Company does not intend, and does not assume, any obligation to update any forward-looking statements, other than as required by applicable law. For all of these reasons, Company stockholders should not place undue reliance on forward-looking statements.

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Questions and Answers about the Annual Meeting and Voting

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Company stockholder of record at the close of business on the Record Date and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a Company stockholder, to vote. This Proxy Statement provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares of Common Stock.

When you sign the proxy card, you appoint Robert Doherty, Chief Executive Officer of the Company, as your representative at the Annual Meeting. As your representative, Mr. Doherty will vote your shares of Common Stock at the Annual Meeting (or any adjournments or postponements) as you have instructed on your proxy card. With proxy voting, Mr. Doherty will vote your shares of Common Stock whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If a matter comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares of Common Stock under your proxy, at their discretion, subject to any limitations imposed by law.

When is the Record Date?

The Board of Directors has fixed December 3, 2018, as the Record Date for the Annual Meeting. Only holders of shares of Common Stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares of Common Stock are outstanding?

As of December 3, 2018, the Company had 483,235,856 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to vote on matters at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, located at 18 Lafayette Place, Woodmere, New York 11598, you are considered, for those shares, to be the "stockholder of record." The Notice and proxy card documents for the Annual Meeting have been sent directly to you by Broadridge, our service provider, located at 5 Dakota Drive, Suite 300, Lake Success, New York 11042.

If you hold your shares in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. A Notice and separate proxy card has been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in that mailing from your broker, bank or other holder of record.

How do I vote?

If you hold shares beneficially in street name, you may vote your proxy via the Internet, by telephone or mail by following the voting instruction card provided to you by your broker, bank or other nominee. If you do this, your shares of common stock represented by the proxy will be voted by the proxy holders in accordance with your instructions. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern time on January 30, 2019.

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You may vote all of your shares using any of the following methods:

  By Mail

You can vote by mail using the proxy card that was separately mailed to you by us or by your broker, bank or other holder of record. Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the person named on the proxy card will vote the shares represented by that proxy as recommended by our Board of Directors for all matters other than the election of directors.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to Pura Naturals, Inc., Secretary, 23101 Lake Center Drive, Suite 100, Lake Forest, CA, 92630.

  Via the Internet

You can vote by proxy over the Internet by following the instructions provided to you on the proxy card or in the Notice. Internet voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on January 30th, 2019 by visiting www.vstocktransfer/proxy and following the instructions. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the proxy card. If you vote by Internet, you do not need to return your proxy card.

  By Phone

You can vote by proxy over the Phone by following the instructions provided to you on the proxy card or in the Notice. Phone voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on January 30th, 2019 by dialing 1-800-454-8683 and following the instructions.

  In Person at the Annual Meeting

All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as your representative. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote in person at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Who will count the vote?

Representatives from VStock Transfer LLC will tabulate the votes, and an employee of ours, appointed during the meeting, will act as the inspector of election.

What can I do if I change my mind after I vote my shares?

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by filing with us at our principal executive office, 23101 Lake Center Drive, Suite 100, Lake Forest, CA, 92630, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a stockholder of record you will receive only one proxy card for all the shares (including Restricted Shares) that you hold in certificate form and in book-entry form. If you are a beneficial owner, you will receive voting instructions, and information regarding the house holding, or consolidation, of your vote, from your bank, broker or other holder of record.

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Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive office at 23101 Lake Center Drive Suite 100, Lake Forest California, by contacting Robert Switzer, (949) 273-8100, at our offices.

What is a "quorum" at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a "quorum." Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

What happens if I do not give specific voting instructions?

Stockholders of Record

If you are a stockholder of record and you:

•	indicate when voting on the Internet that you wish to vote as recommended by our Board of Directors; or
•	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Which ballot measures are considered "routine" or "non-routine"?

Proposals 1, 3, 4, 5 and 6 are routine and Proposal 2 is considered non-routine.

What vote is required to approve each proposal?

Proposal Nos.1, 3, 4, 5 and 6: Amendment of the Articles of Incorporation for Authorized Share Increase and Stock Split Appointment of the Board of Directors, Appointment of Accountants, Adjournment and Other. Proposal No. 4, the election of directors requires the approval of a plurality of the votes cast at the Annual Meeting. Proposals Nos. 1, 3, 5 and 6, on all other matters, including, without limitation, the ratification of the appointment of Malone-Bailey (“MB”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018, requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposals Nos. 5 and 6. For Proposals Nos. 4, 5 and 6, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," "AGAINST," or "ABSTAIN." Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions have no effect and will not be counted towards the vote total for Proposals Nos. 1, 3, 4, 5, and 6.

Proposal Nos. 2: Amendment of the Articles of Incorporation for Authorized Creation of Preferred Shares. Proposal 2 require the affirmative vote of a majority of the outstanding shares of Common Stock. For such Proposals, the inspector of elections appointed for the Annual Meeting will count the votes "FOR," "AGAINST," or "ABSTAIN." Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions have no effect and will not be counted towards the vote total for Proposal No. 2.

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Could other matters be decided at the Annual Meeting?

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the designated proxy appointed by the Board of Directors (the person named in your proxy card if you are a stockholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, mailing and electronic distribution or hosting of this Proxy Statement, the proxy and any additional information furnished to stockholders. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to the beneficial owners of our common stock.

We may supplement our original solicitation of proxies by mail, telephone, telegram, email or personal solicitation by our directors, officers or other regular employees. We will not pay additional compensation to directors, officers or other regular employees for such services.

What is the process for stockholders to communicate with the Board of Directors?

We provide an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to Pura Naturals, Inc., at 23101 Lake Center Drive, Suite 100, Lake Forest, California 92630. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all directors, as he deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of December 3, 2018, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (2) (4)	Percent of Class
Common Stock	Robert Doherty 23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630	40,602,088 shares Direct (1)(3) 1,456,969 shares Indirect (5)	8.71%
Common Stock	Robert Switzer 23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630	21,856,953 shares Direct (1)(3) 15,772,972 shares Indirect (5)	7.78%
Common Stock	Derek Duhame 23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630	17,785,182 shares Direct (1)(3) 0 shares Indirect (5)	3.68%
Common Stock	Dan Kryger 23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630	7,303,730 shares Direct (1)(3) 0 shares Indirect (5)	1.51%
Common Stock	Directors & Executive Officers as a group (4 persons)	87,547,953 shares Direct _17,229,896 shares Indirect	21.68%

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Notes

(1)

Pursuant to provisions within the employment agreements of Robert Doherty, Robert Switzer, Derek Duhame and

Daniel Kryger, on August 9, 2018, a portion of deferred compensation for each of the individuals was converted to a total of 131,381,865 shares of common stock, where Robert Doherty’s shares totaled 52,058,933, Robert

Switzer’s shares totaled 46,853,333, Derek Duhame’s shares totaled 22,906,666, and Daniel Kryger’s

Shares totaled 9,562,933. Of these conversions, and based on shares on reserve for lenders and the limited number of shares remaining in treasury for issuance, 100,000,000 shares of the total conversions have been issued as of the record date of December 3, 2018. The remaining 31,381,865 shares converted have not yet been issued to the individuals.

(2)	Beneficial ownership includes stock options.

(3)	The beneficial owner has sole voting and investment power with respect to the shares shown.

(4)	All ownership is beneficial and of record, unless indicated otherwise.
(5)

Robert Doherty’s indirect ownership was determined from the ownership of shares by Advanced Materials

Technology, Inc, in which Robert Doherty is a controlling owner, and members of Robert Doherty’s household.

Robert Switzer’s indirect ownership was determined form ownership of shares by members of Robert

Switzer’s household.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Except as set out below, as of December 31, 2018, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

•	any director or executive officer of our company;

•	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

•	any promoters and control persons; and

•	any member of the immediate family (including spouse, parents, children, siblings and in laws) of any of the foregoing persons.

During year ended December 31, 2017 and June 30, 2018, the members of management had accrued salary as follows:

(a)	Robert Doherty - $195,221;

(b)	Robert Switzer - $175,700;

(c)	Derek Duhame - $85,900; and

(d)	Dan Kryger - $35,861.

Each of the members of management provided the Company with a notice of conversion, dated August 9, 2018.

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The Board of Directors of the Company approved the issuance of the following shares in conversion of the accrued salaries set forth in the Conversion Notices on August 9, 2018:

	Total Conversion	Previously	Remaining
Name	Shares	Issued (1)	Shares

(a) Robert Doherty	52,058,933	39,624,140	12,434,793
(b) Robert Switzer	46,853,333	35,661,948	11,191,385
(c) Derek Duhame	22,906,666	17,435,182	5,471,484
(d) Dan Kryger	9,562,933	7,278,730	2,284,198

(1) Issued on or about October 10, 2018, and October 25, 2018 in equal traunches.

Director Independence

Our board of directors consists of Robert Doherty, Robert Switzer, Derek Duhame and Dan Kryger. Our securities are quoted on the OTC Pink Sheets, which does not have director independence requirements, for example under NASDAQ Marketplace Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the company. None of directors are independent.

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Named Executive Officers and Current Directors

As of December 3, 2018, our directors and executive officers, their age, positions held, and duration of such, are as follows:

Name	Position Held with Company	Age	Year First Elected or Appointed
Robert Doherty	Chief Executive Officer and Chairman of the Board of Directors	57	2016
Robert Switzer	Corporate Secretary and Director	54	2016
Derek Duhame	President and Director	54	2017
Dan Kryger	Director	57	2017
Akio Ariura	Chief Financial Officer	60	2017

Business Experience

The following is a brief account of the education and business experience of our directors and executive officers during the past five years, indicating their principal occupation during the period, and the name and principal business of their employer.

Robert Doherty

Since February of 2014, Mr. Doherty has served as the President and then the Chief Executive Officer of Pura Naturals Inc, a publically traded company.  From April 2012 until joining Pura Naturals Inc. Mr. Doherty served as the President of ALM Tech Group a Tier I and Tier II military supplier of metal machining and advanced composite fabricated parts and assemblies.  Prior to joining ALM Tech Group. Mr. Doherty served as the President of two advanced composites armor companies LCOA Composites and ArmorStruxx.  Both companies were start-up armor suppliers.  ArmorStruxx was critical in the design and supply of composite armor for the MRAP program, supplying complete armor assemblies to Navistar Defense (MaxPro MRAP) and BAE (RG 33 MRAP).

Mr. Doherty earned a BSChE in Chemical Engineering from Rutgers University and an MBA from the University of Phoenix.

Mr. Doherty has various proprietary technical rights and 2 patents in his name.

Mr. Doherty is subject to a written employment agreement with the Company.

Robert Switzer

Mr. Switzer has 25 years of experience in business and executive management, with particular expertise and passion for start-ups. Through the years, Robert has gained vast experience in a wide array of business matters for companies of all sizes.

Mr. Switzer has been a Member of the Board of Directors and the Secretary for the Company since 2015 and became Chief Operations Officer in mid-2016.  Robert also served as executive vice president for Advanced Innovative Recovery Technologies, Inc. from early 2014 to late 2016, and thereafter served as President for approximately 12 months thereafter.

Mr. Switzer was President of Business Development Services Corporation from December 2012 to early 2014.

Prior to 2014, Mr. Switzer's experience includes work for law practices, mortgage brokerages, and as a consultant and executive business coach for a number of private and public companies.

Mr. Switzer's 29 years of expertise includes business start-up consulting, organizational controls, operational design, business development, intellectual property development, sales and marketing development, public relations assistance, trade secret maximization, financial forecasting and modeling, asset management, reorganizations, expansions, mergers and acquisitions, capital financing, executive management coaching, business valuations, regulatory compliance, divestitures, law, litigation, contract writing and enforcement, commercial and secured transactions, and complex dispute resolution.

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As a start-up specialist, Mr. Switzer's has taken businesses from very simple beginning concepts to millions of dollars in sales. As a reorganization specialist, Mr. Switzer has restructured debt and equity, reduced liabilities, revitalized net revenue, and accomplished a total turn-around.  Typically, Mr. Switzer is able to quickly change management pathways from being stagnant or non-productive, to being profitable and providing investor returns. Robert has doubled and tripled the value of intellectual property rights for various business organizations.

 Mr. Switzer's education includes a Bachelor of Science in Business Administration, with a Finance Major, from the University of Arizona in 1986. Robert completed his Post-Graduate Juris Doctor degree from the University of San Diego, School of Law in 1989.

Mr. Switzer is subject to a written employment agreement with the Company.

Derek Duhame

Since November 2013 until December 2016 Mr. Duhame was the Chief Operating Officer of Impact Strategic Marketing Insights, a private marketing and sales consulting firm engaged in developing new business and growth strategies for small and medium sized companies. From October 2012 until October 2013, Mr. Duhame served as a Spinal device account manager for Altrux Medical and also attended Medical Sales College. From November 2011 until September 2012, Mr. Duhame was the Regional Sales Director, Waste Solutions for Rocktenn, a publicly held commercial cardboard and recycling company. From 1996-From January 2009 to until August 2011, Mr. Duhame was a Partner and vice president of sales for Smarter Flush Distributors, a private company that marketed and sold environmentally friendly water saving devices. From October 1996, Mr. Duhame was first a National Accounts Manager and from December 2004 until September 2008, the Vice President of DistribuTech, a division of Consumer Source, Inc., a private media publishing and distribution company.

Mr. Duhame received a B.S. in Business Management from Arizona State University.

Mr. Duhame is subject to a written employment agreement with the Company.

Akio Ariura

Since July 2015 until February 2017, Mr. Ariura served as the Chief Financial Officer of Spiral Toys, Inc, a publicly-traded corporation engaged in providing mobile-connected, wireless entertainment technology.  From April 2014 until joining Spiral Toys, Inc. Mr. Ariura served as an independent contractor for various entities such as Kibush Capital Corporation, providing accounting and other financial and management services.  From August 2006, Mr. Ariura was first, the Chief Financial Officer, and from November 2008 until April 2014, the Chief Financial and Operating Officer, of Radient Pharmaceuticals Corporation, a former publicly-traded corporation engaged in the research, development, manufacturing, sale and marketing of the Onko-Sure ® test kit, a proprietary in-vitro diagnostic cancer test.  From September 2004 until joining Radient Pharmaceuticals Corporation, Mr. Ariura was employed by Resources Global Professionals, providing both public and private companies with consulting services relating to Sarbanes-Oxley compliance, SEC filings and special project financial and management services.

Mr. Ariura received a B.S. in Business Administration from University of Southern California.

Mr. Ariura is not subject to a written employment agreement with the Company.

Daniel Kryger

Possesses over 25 years of experience in management, compliance and leadership positions.

Since September 2016 to present, Mr. Kryger serves as the Chief Compliance Officer, Director, Trading, supervision/Compliance & Operations for Prime Executions, Inc.  In this role, Mr. Kryger is responsible for compliance and supervision for all NYSE listed trading/sales, provides supervisory support through direct supervision, oversight and analysis of risk assessments, improvement of supervisory practices to meet today's evolving regulatory environment, responds to and work with regulatory audits and inquiries and manages buy and sell side institutional accounts.

From December 2015 to September 2016, Mr. Kryger was the Chief Operations Officer for Princeton Securities Group.  In this role, Mr. Kryger managed and oversaw brokerage operations and staff, supervised daily trading activity and on an ad hoc basis process trades ,organize workflow, set priorities and monitor activity to ensure completion, worked with clients/staff to ensure operational questions/procedures were satisfied, ensured timeliness of client product reports/services, prepared/oversaw assignment schedules paying attention to deadlines/status and coordinate/oversee various projects throughout operational teams.

From May 2009 to December 2016, Mr. Kryger was the Managing Director, Compliance/Supervision, Trading/Investment Banking for Benjamin & Jerold Brokerage, LLC.  Mr. Kryger was responsible for compliance/supervision for all NYSE cash equities trading and managed public and private accounts for sell side institutional equities business.

Mr. Kryger is subject to a written employment agreement with the Company.

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PROPOSAL 1

AMENDMENT OF ARTICLES OF INCORPORATION:

AUTHORIZED SHARE INCREASE

Introduction

Our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article Twelve of the Articles of Incorporation (such amendment as shown in Appendix B) to (i) increase the number of authorized shares of Common Stock by 1,000,000,000 shares from 500,000,000, par value $0.001, to 1,500,000,000 par value $0.001.

Why did the Board approve the Authorized Share Increase?

We believe that the Authorized Share Increase, if approved, will provide us with the flexibility to issue shares for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

Why has the Board sought approval of the Authorized Share Increase?

The Board believes it is in the best interests of the stockholders to approve the Authorized Share Increase to provide the Company with the necessary flexibility to issue shares for general corporate purposes, including financing activities, without requiring further action by our stockholders. Approving the Authorized Share Increase would permit the Company to issue no more than 1,500,000,000 shares of its Common Stock.

What could happen if the stockholders do not approve the Authorized Share Increase?

We currently have no unreserved and unissued shares of authorized common stock. If we do not increase our authorized shares of Common Stock, we may be unable to conduct further offerings of our equity securities to raise additional capital to implement our business plan or to further our corporate objectives.

What dilutive effect will the Authorized Share Increase?

If the stockholders approve the Authorized Share Increase, the Board issue additional shares of Common Stock without obtaining further shareholder approval, except as provided under Colorado corporate law or under the rules of any national securities exchange or automated quotation system on which shares of Common Stock of the Company are then quoted, listed or traded. The relative voting and other rights of holders of the Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Issuance of significant numbers of additional shares of the Company’s Common Stock in the future (i) will dilute current stockholders’ percentage ownership, (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares and (iii) by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock and (iv) issuance of a material number of shares of Common Stock could create downward pressure on the per share price of the Common Stock, thereby diminishing the value of the shareholder’s shares of Common Stock.

While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Company outweigh any potential disadvantages. In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and its shareholders. Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Company and its shareholders. Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

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If the stockholders approve the Authorized Share Increase, does the Company have plans for future issuances of shares of Common Stock?

Given the Company’s current available capital, its cash and cash equivalents, and its need for additional capital to implement its plan of operations, the Company currently anticipates that it will be required to conduct an offering of its equity securities in the near future. As of the date of this Proxy Statement, the Company has not entered into any formal agreements with respect to the securities it might offer or the terms and conditions of such offering, but the Company anticipates that the securities it offers might consist of shares of Common Stock, Common Stock purchase warrants, convertible debt or other derivative securities of the Company. Such securities would be offered at a price negotiated at arm’s length under the current market conditions at the time of pricing.

We anticipate that the offering, if conducted, will be an offering of Common Stock, Common Stock warrants or a combination thereof. The offering will be made to third party investors, likely pursuant to a best efforts placement agency agreement with a FINRA-registered broker dealer. As of the date of this Proxy Statement, the size, pricing and other terms of the offering have not been determined and there can be no guarantee that we will be able to complete the offering.

We do not believe that we currently have sufficient available capital to fully execute our current strategy. We believe additional funding will be required in the near term. It is likely that such funding would require authorized shares beyond what is currently authorized without effecting either the Authorized Share Increase or the Reverse Stock Split. This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

Approval of the Authorized Share Increase will provide us with the necessary flexibility to raise capital and restructure our capital using equity, if and when the opportunities arise.

If the Authorized Share Increase is approved and we engage in one or more transactions involving the issuance of our equity securities, current stockholders of the Company may be substantially diluted as a result of such future issuances. The amount of potential dilution will be even greater if the Reverse Stock Split is approved and implemented by the Board. See “Proposal 3  — Reverse Stock Split” above.

What amendments are being made to the Articles of Incorporation?

The first paragraph of Article Four of the Articles of Incorporation which currently reads as follows:

“ARTICLE FOUR”

The total number of shares of capital stock the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”)” shall be amended to read as follows:

“ARTICLE FOUR”

The total number of shares of capital stock the Corporation is authorized to issue is 1,500,000,000 (one billion five hundred million) shares of common stock, par value $0.001 per share (the “Common Stock”).

Does the Board recommend approval of the Authorized Share Increase?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the Authorized Share Increase is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor of the Authorized Share Increase.

What vote is required to approve the Authorized Share Increase?

The affirmative vote of the holders of a majority of the outstanding voting shares is required to amend our Articles of Incorporation to effect the Authorized Share Increase. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

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Possible Anti-Takeover Implications of the Authorized Share Increase

The Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As indicated above, the purpose of the Authorized Share Increase is to ensure that we have sufficient authorized Common Stock to, among other things, consummate future equity financings. However, the Company’s authorized but unissued shares of Common Stock could be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

Our Board did not propose the Authorized Share Increase in response to any effort known to our Board to accumulate Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The issuance in the future of additional authorized shares of Common Stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Authorized Share Increase is not being recommended by our Board as part of an anti-takeover strategy.

While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Company outweigh any potential disadvantages. In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and its shareholders. Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Company and its shareholders. Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Articles of Incorporation and the requirements of Colorado. We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Reservation of Right to Delay the Filing of, or Abandon the Authorized Share Increase

We reserve the right to delay the filing of, or abandon, the Authorized Share Increase without further action by our stockholders at any time before December 31, 2019, even if the Authorized Share Increase has been approved by our stockholders at the Annual Meeting. By voting in favor of the Authorized Share Increase, you are expressly also authorizing our Board to delay (until December 31, 2019) or abandon the Authorized Share Increase if it determines, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

The Board will consider whether the Reverse Stock Split (see Proposal 3 above) is approved and implemented in determining whether to effect the Authorized Share Increase. The Board may determine to implement the Authorized Share Increase only, the Reverse Stock Split only, neither or both.

Effective Date

Colorado law and our Articles of Incorporation require stockholder approval of the amendment effecting the Authorized Share Increase. If the amendment is approved by a majority of the outstanding shares entitled to vote thereon and our Board determines to proceed with the Authorized Share Increase, we will amend Article Four to increase the number of authorized Common Stock as described above. The Authorized Share Increase will become effective upon the filing of the amended Articles of Incorporation with the Colorado Secretary of State.

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No Dissenters’ Rights

Our stockholders are not entitled to dissenters’ rights in connection with the Authorized Share Increase. Furthermore, we do not intend to independently provide our stockholders with any such rights.

Certain Risks Associated with the Authorized Share Increase

There are a number of risks associated with the Authorized Share Increase, including as follows:

•	The Board cannot predict the effect of the Authorized Share Increase upon the market price for our shares of Common Stock.
•	The Authorized Share Increase could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE.

PROPOSAL 2

AMENDMENT OF ARTICLES OF INCORPORATION:

AUTHORIZED THE CREATION OF PREFERRED SHARES

Introduction

Our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article Twelve of the Articles of Incorporation (such amendment as shown in Appendix B) to authorize 100,000,000 shares of "blank check" preferred stock, and grant the Board of Directors (the “Board”) “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Company’s common stock.

Why did the Board approve the Creation of the Blank Check Preferred?

The Board of Directors has approved, subject to receipt of shareholder approval, an amendment to the Company's Certificate of Incorporation to authorize 100,000,000 shares of "blank check" preferred stock for issuance. The amendment will vest in the Board of Directors the authority to create one or more series of preferred stock and to determine by resolution the terms of each such series referred to as “blank check” provisions, without further shareholder approval. The authority of the Board of Directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series; (b) the liquidation rights, if any; (c) the dividend rights and rates, if any; (d) the rights and terms of redemption; (e) the voting rights, if any, which may be full, special, conditional, or limited; (f) whether the shares will be convertible or exchangeable into securities of the Corporation, and the rates thereof, if any; (g) any limitations on the payment of dividends on the common stock and non-voting common stock while any series is outstanding; (h) any other provisions that are not inconsistent with the Certificate of Incorporation; and (i) any other preference, limitations, or rights that are permitted by law. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The Company's Certificate of Incorporation does not presently authorize the issuance of shares other than common stock. The primary purpose of establishing a class of “blank check” preferred stock is to provide the Corporation with greater flexibility with respect to future financing transactions. The Board of Directors has concluded that the Company should have a full range of capital financing alternatives available in its Certificate of Incorporation to meet the needs of particular transactions and then prevailing market conditions.

The Board of Directors believes that authorization of the preferred stock is in the best interests of the Company and its shareholders and does not have any plans calling for the issuance of shares of preferred stock at the present time. The designation and issuance of any series of preferred stock would be on terms deemed by the Board of Directors to be in the best interests of the Company and its shareholders at that time.

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What dilutive effect will the Creation of Blank Check Preferred have?

The amendment to the Certificate of Incorporation to authorize preferred stock as proposed could also adversely affect the ability of third parties to take over or change the control of the Company. The issuance of preferred stock with voting rights may, under certain circumstances, create voting impediments with respect to changes in control of the Company or dilute the stock ownership of holders of common stock seeking to obtain control of the Company. The ability of the Board to establish the rights of, and to cause the Company to issue, substantial amounts of preferred stock without the need for shareholder approval could discourage potential acquirers and therefore deprive shareholders of benefits they might otherwise obtain from an attempt to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Potentially, the issuance of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office even if such change would serve the interests of the Company and its shareholders.

While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Company outweigh any potential disadvantages. In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and its shareholders. Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Company and its shareholders. Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

If the stockholders approve the Creation of Preferred Stock, does the Company have plans for future issuances of shares of Preferred Stock?

The Board has no present intention to issue the authorized preferred shares. The Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

What amendments are being made to the Articles of Incorporation?

The first paragraph of Article Four of the Articles of Incorporation which currently reads as follows:

“ARTICLE FOUR”

The total number of shares of capital stock the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”)”shall be amended to read as follows:

“ARTICLE FOUR”

The total number of shares of capital stock the Corporation is authorized to issue is 1,500,000,000 (one billion five hundred million) shares of common stock, par value $0.001 per share (the “Common Stock”), and 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

The Board of Directors of the Corporation is hereby expressly authorized to provide for the issue of all of any of the remaining unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, and such designation, relative rights, preferences and limitations thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares of Preferred Stock.”

Does the Board recommend approval for the Creation of the Preferred Shares?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the creation of Preferred stock is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor for the creation of Preferred stock.

What vote is required to approve the Creation of the Preferred Shares?

The affirmative vote of the holders of a majority of the outstanding voting shares is required to amend our Articles of Incorporation to effect the creation of Preferred stock. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

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Possible Anti-Takeover Implications of the Creation of the Preferred Shares

The Company has no intent or plan to employ the creation of preferred shares as an anti-takeover device. As indicated above, the purpose of the Creation of Preferred Shares is to ensure that we have sufficient authorized Preferred Stock to, among other things, consummate future acquisitions and capital raising.

Our Board did not propose the Creation of Preferred Shares in response to any effort known to our Board to accumulate Preferred Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The amendment to the Certificate of Incorporation to authorize preferred stock as proposed could adversely affect the ability of third parties to take over or change the control of the Company. The issuance of preferred stock with voting rights may, under certain circumstances, create voting impediments with respect to changes in control of the Company or dilute the stock ownership of holders of common stock seeking to obtain control of the Company. The ability of the Board to establish the rights of, and to cause the Company to issue, substantial amounts of preferred stock without the need for shareholder approval could discourage potential acquirers and therefore deprive shareholders of benefits they might otherwise obtain from an attempt to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Potentially, the issuance of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office even if such change would serve the interests of the Company and its shareholders.

While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Company outweigh any potential disadvantages. In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and its shareholders. Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Company and its shareholders. Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Articles of Incorporation and the requirements of Colorado. We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Reservation of Right to Delay the Filing of, or Abandon the Creation of Preferred Shares

We reserve the right to delay the filing of, or abandon, the creation of the Preferred Shares without further action by our stockholders at any time before December 31, 2019, even if the creation of the Preferred Shares has been approved by our stockholders at the Annual Meeting. By voting in favor of the creation of the Preferred Shares, you are expressly also authorizing our Board to delay (until December 31, 2019) or abandon the creation of the Preferred Shares if it determines, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

The Board will consider whether the Reverse Stock Split (see Proposal 2 above) is approved and implemented in determining whether to effect the creation of the Preferred Shares. The Board may determine to implement the creation of the Preferred Shares only, the Reverse Stock Split only, neither or both.

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Effective Date

Colorado law and our Articles of Incorporation require stockholder approval of the amendment effecting the Authorized Share Increase. If the amendment is approved by a majority of the outstanding shares entitled to vote thereon and our Board determines to proceed with the Authorized Share Increase, we will amend Article Four to increase the number of authorized Common Stock as described above. The Authorized Share Increase will become effective upon the filing of the amended Articles of Incorporation with the Colorado Secretary of State.

No Dissenters’ Rights

Our stockholders are not entitled to dissenters’ rights in connection with the creation of the Preferred Shares. Furthermore, we do not intend to independently provide our stockholders with any such rights.

Certain Risks Associated with the creation of the Preferred Shares

There are a number of risks associated with the creation of the Preferred Shares, including as follows:

•	The Board cannot predict the effect of the creation of the Preferred Shares upon the market price for our shares of Common Stock.
•	The creation of the Preferred Shares could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE CREATION OF THE PREFERRED SHARES.

PROPOSAL 3

REVERSE STOCK SPLIT

Introduction

In order to maintain flexibility to settle our debts and obligations through the issuance of shares and to permit the Company to issue additional shares of Common Stock as necessary to obtain financing for the Company, our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article Four of the Articles of Incorporation (such amendment as shown in Appendix B) to effect a reverse stock split of our issued and outstanding shares of Common Stock at a ratio between 5-to-1 and 50-to-1 and effective upon a date on or prior to December 31, 2019, such ratio and effective date to be determined by the Board (the “Reverse Stock Split”).

Why did the Board approve the Reverse Stock Split?

Authorized

The general purpose and effect of the amendment to our corporation’s Articles of Incorporation through the Reverse Stock Split and Authorized Share Increase is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation’s Articles of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

Attraction of Institutional Investors

The Board also recommended the Reverse Stock Split, in part, because the Board and management of the Company believe that the Company can improve the marketability and liquidity of its Common Stock, annually with institutional investors, if the share price of the Common Stock is increased to a range closer to $5.00 per share.

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Board Determination

The Board has considered the potential harm to the Company and our stockholders of the following:

•	If the Reverse Stock Split is not approved and the Authorized Share Increase is not approved, there will not be sufficient shares of Common Stock to settle conversions of the Company’s convertible promissory notes. If we are unable to issue shares of common stock upon conversion of convertible notes, the Company will be required to settle such obligations in cash amounts as calculated pursuant to the terms of those securities.

•

Furthermore, in approving the proposal authorizing the Reverse Stock Split, the Board considered that our Common Stock, at its current price, may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Institutional investors may be prohibited from purchasing lower priced stocks based on their internal policies or governing documents. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

What amendments are being made to the Articles of Incorporation?

The following paragraph will be added to Article Four of the Articles of Incorporation:

"The Board of Directors is hereby expressly authorized to provide for a stock split, where each number of issued and outstanding shares of Common Stock in the range of five (5) to fifty (50) shares as selected by the Board of Directors shall be combined and converted automatically, without further action, into one (1) fully paid and non-assessable share of Common Stock (the “Stock Split”) on a date selected by the Board of Directors through and including December 31, 2019 (the “Split Effective Date”). No certificate representing any fractional share interest in the Corporation’s post-split shares shall be issued. In lieu of any fraction of a post-split share to which the stockholder is otherwise entitled, all fractional shares shall be rounded up and a stockholder of pre-split shares will receive an entire post-split share. No cash payment shall be made to reduce or eliminate any fractional share interest. Stockholders are not required to exchange their certificates representing shares of Common Stock held prior to the reverse stock split for new certificates representing shares of Common Stock after the reverse stock split."

Does the Board recommend approval of the Reverse Stock Split?

Yes. After considering all the circumstances, the Board has unanimously determined that the Reverse Stock Split is in the best interests of the Company and its stockholders and the Board unanimously recommends that the Company’s stockholders vote in favor of the Reverse Stock Split.

What vote is required to approve the Reverse Stock Split?

The affirmative vote of the holders of a majority of the outstanding voting shares is required to amend the Articles of Incorporation to effect the Reverse Stock Split. Failures to vote and abstentions will be the equivalent of a vote against this proposal.

What dilutive effect will the Reverse Stock Split have?

Following the effective time of the Reverse Stock Split, there will be an increase in the number of authorized but unissued shares of our Common Stock. Additional shares of Common Stock, if issued, will have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. The relative voting and other rights of holders of the Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. However, the issuance of such additional shares of Common Stock may be disadvantageous to current stockholders as (i) additional issuances would likely reduce per share dividends, if any, (ii) if such additional shares are issued at prices below what current stockholders’ paid for their shares, additional issuances may dilute the value of current stockholders’ shares and/or (iii) by reducing the percentage of equity of the Company owned by present stockholders, additional issuances would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock and (iv) issuance of a material number of shares of Common Stock could create downward pressure on the per share price of the Common Stock, thereby diminishing the value of the shareholder’s shares of Common Stock.

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Material Effects of the Proposed Reverse Stock Split

Should the shareholders vote to amend the Company’s Articles of Incorporation to effect the Reverse Stock Split, the outstanding shares of our Common Stock will be reduced such that one share of our Common Stock will be issued for a specified number of shares, which number shall be equal to or greater than 5 and equal to or less than 50, of outstanding shares of our Common Stock, with the exact number within such range to be determined by the Board prior to the effective time of such amendment. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Even if stockholder approval of the Reverse Stock Split is obtained, the Board may abandon the Reverse Stock Split in its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Reverse Stock Split will not change the number of authorized shares of our Common Stock (see Proposal II regarding the Authorized Share Increase).

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect the proportionate voting power of any holder of Common Stock (subject to the treatment of fractional shares).

Based on our shares of Common Stock outstanding as of December 3, 2018, the principal effects of the Reverse Stock Split will be that the number of shares of our Common Stock issued and outstanding will be reduced from 483,235,856 shares as of December 3, 2018, to a range of 96,647,171 (if a 1-for-5 ratio is chosen) to 9,664,717 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by the Board and without giving effect to any rounding up of fractional shares.

In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock;
•	which ratio would result in the least administrative cost to us;
•	the number of shares of Common Stock needed to satisfy the settlement of the Company’s outstanding promissory notes; and
•	prevailing general market and economic conditions.

The principal effects of the Reverse Stock Split will be as follows:

•	each 5 to 50 shares of Common Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;
•	the number of shares of Common Stock issued and outstanding will be reduced accordingly, as illustrated in the table above;
•	proportionate adjustments will be made to the per share exercise prices and/or the number of shares of Common Stock issuable upon exercise or conversion of outstanding options, warrants, and any other convertible or exchangeable securities, including the Company’s outstanding convertible notes, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;
•	the Company will have available shares to conduct future equity financings;
•	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and
•	the number of shares of Common Stock available for future issuance will increase accordingly, as illustrated in the table above.

Possible Anti-Takeover Implications of the Reverse Stock Split

The issuance in the future of additional shares of our Common Stock made available by the Reverse Stock Split may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of our Common Stock due to the Reverse Stock Split may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. Further, the ability to issue our shares of Common Stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires at a very low par value. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of Common Stock compared to the then-existing market price. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

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Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split on or before December 31, 2019. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Board will also consider whether the Authorized Share Increase (see Proposal II below) is approved and implemented in determining whether to effect the Reverse Stock Split. The Board may determine to implement the Authorized Share Increase only, the Reverse Stock Split only, neither or both.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the U.S. Exchange Act. Following the Reverse Stock Split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern Time on the date specified in the amendment to the Articles of Incorporation effecting the Reverse Stock Split as filed with the office of the Secretary of State of Colorado or such other time on that date as the Board may determine (the “Effective Time”). Except as explained above with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our Common Stock in accordance with the ratio of between 1 for 5 and 1 for 50.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Procedures for effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve the Reverse Stock Split and the Board determines that it is in the Company’s best interest to effect the Reverse Stock Split, the Reverse Stock Split would become effective at such time as the amendment to the Articles of Incorporation, the form of which is attached as Appendix B to this Proxy Statement, is filed with the Secretary of State of Colorado or such time and date as stated therein when filed.

As soon as practicable after the effective date of the Reverse Stock Split, the Company will notify its stockholders that the Reverse Stock Split has been implemented. VStock Transfer LLC, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of our Common Stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the holders of the Company’s Common Stock. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

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Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, shares of our Common Stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our Common Stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our Common Stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered “Book-Entry” Holders of Our Common Stock

Registered holders of shares of our Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our Common Stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered shares of our Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Articles of Incorporation in connection with the Reverse Stock Split.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Articles of Incorporation and the requirements of the Colorado Revised Statutes. We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant. See, however, Proposal 1  — Authorized Share Increase.

Accounting Matters

The Reverse Stock Split will change the number of shares of Common Stock issued and outstanding. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to the shares of our Common Stock on our balance sheet will be reduced proportionately based on the ratio chosen by the Board for the Reverse Stock Split to reflect the new number of shares outstanding, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of Common Stock outstanding.

Effect on Our Senior Secured Convertible Notes, Options and Warrants

If the Reverse Stock Split is effected, the number of shares of Common Stock issuable upon exercise or conversion of our outstanding stock options (including shares reserved for issuance under the Company’s stock plans) and warrants will be proportionately adjusted by the applicable administrator, using the same ratio as the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, the Board or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of Common Stock available for awards under the Company’s stock plans. In addition, the conversion price for each outstanding convertible notes and the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the split ratio such that upon an conversion or exercise, the aggregate conversion price for conversion of convertible notes and the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares subject to the option or warrant would remain approximately and proportionally the same as the aggregate exercise price prior to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

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Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and United States Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of Common Stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to Annual treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax-free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split Common Stock generally will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

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Certain Risks Associated with the Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of our shares of Common Stock and, as a result, may enable the Company to have sufficient shares to settle conversions of its outstanding convertible notes. There are a number of risks associated with the Reverse Stock Split, including as follow:

•

The Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of Common Stock, and the history of similar reverse stock splits for companies in like circumstances has varied. The Company has experienced a significant decline in its market price in each of its last three reverse stock splits and may likely experience a similar decline in market price in relation to this Reverse Stock Split as well.

•

The Reverse Stock Split will dramatically reduce the number of issued and outstanding shares of Common Stock relative to the number of authorized shares of Common Stock, currently 500,000,000, but potentially 1,500,000,000 if the Authorized Share Increase is approved and implemented by the Board. A large amount of available shares of Common Stock could have adverse consequences. See “What dilutive effect will the Reverse Stock Split have?” above.

•

The market price per share of Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. If the market price of our shares of Common Stock declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•

The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the per share conversion floor prices in the 2018 Notes, thereby negating the anticipated benefits of the Reverse Stock Split.

•	The market price of our shares of Common Stock may also be affected by the Company’s performance and other factors, the effect of which the Board cannot predict.
•

Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•

The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

•	In the future, the market price of the shares of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our Common Stock prior to the Reverse Stock Split.
•

If the Company effects the Reverse Stock Split and the market price of the shares of our Common Stock then declines, the percentage decline may be greater than would have occurred without the Reverse Stock Split. Additionally, the liquidity of the shares of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

•

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

•

If the Reverse Stock Split is approved, we will have additional shares of Common Stock to settle certain debts and obligations of the Company that may result in significant dilution to our stockholders. Additionally, additional shares will be available for issuance pursuant to future potential equity financings of the Company, including but not limited to, potentially registering these shares with the SEC. Accordingly, this plan to conduct future financings will likely result in significant dilution to our current stockholders.

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THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 4

ELECTION OF DIRECTORS

The Board is currently comprised of four (4) members. We are therefore recommending the election of four of our existing Board members at the Meeting. Our Bylaws provide for a certain number of members as determined by the Board. Any vacancies in the Board may be exclusively filled by a majority vote of the remaining directors, though less than quorum, or by a sole remaining director. Each director so elected shall hold office for the balance of the term to which such director is elected.

The Board has recommended for election current directors Robert Doherty, Robert Switzer, Derek Duhame and Dan Kryger (each, a “Nominee” and collectively, the “Nominees”). If elected at the Meeting, each director would serve until the next annual meeting of the stockholders and his successor is duly elected and qualified.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Robert Doherty	57	Chairman of the Board
Robert Switzer	54	Director
Derek Duhame	54	Director
Dan Kryger	57	Director

A brief biography of each Nominee is set forth below:

Robert Doherty

Since February of 2014, Mr. Doherty has served as the President and then the Chief Executive Officer of Pura Naturals Inc, a publically traded company. From April 2012 until joining Pura Naturals Inc. Mr. Doherty served as the President of ALM Tech Group a Tier I and Tier II military supplier of metal machining and advanced composite fabricated parts and assemblies. Prior to joining ALM Tech Group. Mr. Doherty served as the President of two advanced composites armor companies LCOA Composites and ArmorStruxx. Both companies were start-up armor suppliers. ArmorStruxx was critical in the design and supply of composite armor for the MRAP program, supplying complete armor assemblies to Navistar Defense (MaxPro MRAP) and BAE (RG 33 MRAP).

Mr. Doherty earned a BSChE in Chemical Engineering from Rutgers University and an MBA from the University of Phoenix.

Mr. Doherty has various proprietary technical rights and 2 patents in his name.

Mr. Doherty is subject to a written employment agreement with the Company.

Robert Switzer

Mr. Switzer has 25 years of experience in business and executive management, with particular expertise and passion for start-ups. Through the years, Robert has gained vast experience in a wide array of business matters for companies of all sizes.

Mr. Switzer has been a Member of the Board of Directors and the Secretary for the Company since 2015 and became Chief Operations Officer in mid-2016. Robert also served as executive vice president for Advanced Innovative Recovery Technologies, Inc. from early 2014 to late 2016, and thereafter served as President for approximately 12 months thereafter.

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Mr. Switzer was President of Business Development Services Corporation from December 2012 to early 2014.

Prior to 2014, Mr. Switzer's experience includes work for law practices, mortgage brokerages, and as a consultant and executive business coach for a number of private and public companies.

Mr. Switzer's 29 years of expertise includes business start-up consulting, organizational controls, operational design, business development, intellectual property development, sales and marketing development, public relations assistance, trade secret maximization, financial forecasting and modeling, asset management, reorganizations, expansions, mergers and acquisitions, capital financing, executive management coaching, business valuations, regulatory compliance, divestitures, law, litigation, contract writing and enforcement, commercial and secured transactions, and complex dispute resolution.

As a start-up specialist, Mr. Switzer's has taken businesses from very simple beginning concepts to millions of dollars in sales. As a reorganization specialist, Mr. Switzer has restructured debt and equity, reduced liabilities, revitalized net revenue, and accomplished a total turn-around. Typically, Mr. Switzer is able to quickly change management pathways from being stagnant or non-productive, to being profitable and providing investor returns. Robert has doubled and tripled the value of intellectual property rights for various business organizations.

Mr. Switzer's education includes a Bachelor of Science in Business Administration, with a Finance Major, from the University of Arizona in 1986. Robert completed his Post-Graduate Juris Doctor degree from the University of San Diego, School of Law in 1989.

Mr. Switzer is subject to a written employment agreement with the Company.

Derek Duhame

Since November 2013 until December 2016 Mr. Duhame was the Chief Operating Officer of Impact Strategic Marketing Insights, a private marketing and sales consulting firm engaged in developing new business and growth strategies for small and medium sized companies. From October 2012 until October 2013, Mr. Duhame served as a Spinal device account manager for Altrux Medical and also attended Medical Sales College. From November 2011 until September 2012, Mr. Duhame was the Regional Sales Director, Waste Solutions for Rocktenn, a publicly held commercial cardboard and recycling company. From 1996-From January 2009 to until August 2011, Mr. Duhame was a Partner and vice president of sales for Smarter Flush Distributors, a private company that marketed and sold environmentally friendly water saving devices. From October 1996, Mr. Duhame was first a National Accounts Manager and from December 2004 until September 2008, the Vice President of DistribuTech, a division of Consumer Source, Inc., a private media publishing and distribution company.

Mr. Duhame received a B.S. in Business Management from Arizona State University.

Mr. Duhume is subject to a written employment agreement with the Company.

Daniel Kryger

Possesses over 25 years of experience in management, compliance and leadership positions.

Since September 2016 to present, Mr. Kryger serves as the Chief Compliance Officer, Director, Trading, supervision/Compliance & Operations for Prime Executions, Inc. In this role, Mr. Kryger is responsible for compliance and supervision for all NYSE listed trading/sales, provides supervisory support through direct supervision, oversight and analysis of risk assessments, improvement of supervisory practices to meet today's evolving regulatory environment, responds to and work with regulatory audits and inquiries and manages buy and sell side institutional accounts.

From December 2015 to September 2016, Mr. Kryger was the Chief Operations Officer for Princeton Securities Group. In this role, Mr. Kryger managed and oversaw brokerage operations and staff, supervised daily trading activity and on an ad hoc basis process trades ,organize workflow, set priorities and monitor activity to ensure completion, worked with clients/staff to ensure operational questions/procedures were satisfied, ensured timeliness of client product reports/services, prepared/oversaw assignment schedules paying attention to deadlines/status and coordinate/oversee various projects throughout operational teams

From May 2009 to December 2016, Mr. Kryger was the Managing Director, Compliance/Supervision, Trading/Investment Banking for Benjamin & Jerold Brokerage, LLC. Mr. Kryger was responsible for compliance/supervision for all NYSE cash equities trading and managed public and private accounts for sell side institutional equities business.

Mr. Kryger is subject to a written employment agreement with the Company.

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Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers is related by blood, marriage or adoption.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ROBERT DOHERTY, ROBERT SWITZER, DEREK DUHAME AND DAN KRYGER.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Malone-Bailey. (“MB”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018.

We are asking our stockholders to ratify the selection of Malone-Bailey. (“MB”) as our independent registered public accountants.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONE-BAILEY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PROPOSAL 6

ADJOURNMENT PROPOSAL

Introduction

If at the Annual Meeting the number of shares of Common Stock present or represented and voting in favor of either the Reverse Stock Split and/or the Authorized Share Increase is insufficient to approve the Reverse Stock Split and/or the Authorized Share Increase, management may move to adjourn, postpone or continue the Annual Meeting in order to enable the Board to continue to solicit additional proxies in favor of the Reverse Stock Split and/or the Authorized Share Increase.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the stockholders approve the Adjournment Proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split and/or the Authorized Share Increase. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Reverse Stock Split and/or the Authorized Share Increase have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the Reverse Stock Split and/or the Authorized Share Increase and seek to convince the holders of those shares to change their votes to votes in favor of the Reverse Stock Split and/or the Authorized Share Increase.

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What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal will be approved if a majority of the voting shares present in person or by proxy at the Annual Meeting votes FOR the proposal. Accordingly, abstentions and broker non-votes, if any, will be counted as votes AGAINST the Adjournment Proposal. No proxy that is specifically marked AGAINST the Reverse Stock Split and/or the Authorized Share Increase will be voted in favor of the Adjournment Proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Annual Meeting to a later date.

Why am I being asked to vote on the Adjournment Proposal?

The Board believes that if the number of shares of Common Stock present or represented at the Annual Meeting and voting in favor of the Reverse Stock Split and/or the Authorized Share Increase and Creation of Blank Check Preferred are insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

The Company is unaware of any business, other than described in this Proxy Statement that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet, by phone or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, by phone or by mail does not prevent you from attending and voting at the Annual Meeting.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

APPENDICES

APPENDIX A Form of Proxy Card

APPENDIX B Certificate of Amendment to Articles of Incorporation regarding the Reverse Stock Split, Authorized Share Increase and Creation of Blank Check Preferred

By Order of the Board of Directors,

Robert Doherty

Chief Executive Officer

December 3, 2018

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

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APPENDIX A

PURA NATURALS, INC.
23101 Lake Center Drive, Suite 100

Lake Forest, CA 92630

ANNUAL MEETING OF STOCKHOLDERS, JANUARY 31, 2019

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints Robert Doherty as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Pura Naturals, Inc. (the “Company”) held of record by the undersigned on January 31, 2019, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Pura Naturals, Inc., 23101 Lake Center Drive, Suite 100, Lake Forest, California 92630 at 9 a.m. local time, on January 31, 2019, and at any adjournments or postponements thereof. Directions to the facility in order to attend the Annual Meeting may be obtained by going to https://www.google.com/maps.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL Proposals.

The Board of Directors recommends you vote FOR ALL Proposals.
	FOR	AGAINST	ABSTAIN
1. To approve an amendment to our Articles of Incorporation to (i) increase the authorized number of shares of our common stock from 500,000,000 shares of common stock, $.001par value, to 1,500,000,000 shares of common stock, $0.001 par value, to be effective on a date to be determined by the Company’s board of directors on or prior to December 31, 2019 (the “Authorized Share Increase”).	O	O	O
2. To Authorize 100,000,000 shares of "blank check" preferred stock, and grant the Board of Directors (the “Board”) “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Company’s common stock (the “Creation of Preferred Shares”).	O	O	O
3. To approve an amendment to our Articles of Incorporation to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”) at a ratio of between 1-for-5 and 1-for-50, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share; provided, that our Board of Directors may abandon the Reverse Stock Split in its sole discretion.	O	O	O
4. To elect the slate of nominees (“Election of the Board”) consisting of current directors Robert Doherty, Robert Switzer, Derek Duhame and Dan Kryger to serve as directors of the Company.	O	O	O
5. To ratify the appointment of Malone-Bailey (“MB”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018.	O	O	O
6. To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or the Authorized Share Increase (the “Adjournment Proposal”).	O	O	O
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.			O
Please indicate if you plan to attend this meeting.	O	O
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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APPENDIX B

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PURA NATURALS, INC.

        Pursuant to Sections 7-110-103 and 7-110-107 of the Colorado Business Corporation Act, Pura Naturals, Inc., a corporation organized and existing under the laws of Colorado, hereby amends and restates its Articles of Incorporation and certifies that:

FIRST:	The name of the corporation is Pura Naturals, Inc. (the "Corporation"). The date of filing of its original Certificate of Incorporation with the Secretary of State was December 26, 2005. On March 4, 2010, the Corporation filed Amendment to its Articles of Incorporation with the Secretary of State. On October 31, 2016, the Corporation filed an Amendment to its Amended Articles of Incorporation with the Secretary of State..
SECOND:
Pursuant to Sections 7-110-103 and 7-110-107 of the Colorado Business Corporation Act, these Amended and Restated Articles of Incorporation were adopted by the shareholders of the Corporation on January 31, 2019, in the manner prescribed by the Colorado Business Corporation Act.
THIRD:	The text of the Corporation's Restated Articles of Incorporation, as heretofore amended, is hereby restated and further amended to read in its entirety as follows:
ARTICLE ONE. The name of the corporation is Pura Naturals, Inc.

ARTICLE TWO. The Corporation shall have and may exercise all of the rights, powers, and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The Corporation may conduct part or all of its business in any part of Colorado, the United States, or the world and may hold, purchase, mortgage, lease, and convey real and personal property in any of such places.
ARTICLE THREE. (a) The number of directors of the Corporation shall be fixed by the Corporation's Bylaws.

(b) In addition to all other protections against liability afforded directors under the Colorado Business Corporation Act, no director of the Corporation shall be personally liable to the Corporation or to its shareholders for monetary damages for breach of his fiduciary duty as a director, provided that the foregoing provision shall not eliminate or limit the liability of a director to the Corporation or its shareholders for monetary damages for (1) any breach of the director's duty of loyalty to the Corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (4) any transaction from which the director derived an improper personal benefit.

(c) The Corporation is authorized to purchase, maintain or provide insurance on behalf of a person who is or was a director of the Corporation against liability asserted against or incurred by the director or arising from his status as a director.

ARTICLE FOUR. The total number of shares of capital stock the Corporation is authorized to issue is 1,500,000,000 (one billion five hundred million) shares of common stock, par value $0.001 per share (the “Common Stock”), and 100,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

The Board of Directors is hereby expressly authorized to provide for a stock split, where each number of issued and outstanding shares of Common Stock in the range of five (5) to fifty (50) shares as selected by the Board of Directors shall be combined and converted automatically, without further action, into one (1) fully paid and non-assessable share of Common Stock (the “Stock Split”) on a date selected by the Board of Directors through and including December 31, 2019 (the “Split Effective Date”). No certificate representing any fractional share interest in the Corporation’s post-split shares shall be issued. In lieu of any fraction of a post-split share to which the stockholder is otherwise entitled, all fractional shares shall be rounded up and a stockholder of pre-split shares will receive an entire post-split share. No cash payment shall be made to reduce or eliminate any fractional share interest. Stockholders are not required to exchange their certificates representing shares of Common Stock held prior to the reverse stock split for new certificates representing shares of Common Stock after the reverse stock split.

The Board of Directors of the Corporation is hereby expressly authorized to provide for the issue of all of any of the remaining unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, and such designation, relative rights, preferences and limitations thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares of Preferred Stock.

ARTICLE FIVE. The address of the Corporation's principal office is 23101 Lake Center Drive, Suite 100, Lake Forest, CA 92630.

ARTICLE SIX. The address of the Corporation's registered office in the State of Colorado is 1942 Broadway Street, Suite 314C, Boulder, Colorado 80302. The name of the Corporation's registered agent at such address is Registered Agents, Inc..

ARTICLE SEVEN. The provisions as to the management of the business and the conduct of the affairs of the Corporation shall be set forth in the Bylaws of the Corporation or as approved by the Board of Directors of the Corporation from time to time, and the same shall be in furtherance and not in limitation of the powers conferred by law.

ARTICLE EIGHT. In furtherance and not in limitation of the powers conferred by the Colorado Business Corporation Act, the Board of Directors of the Corporation is expressly authorized and empowered to adopt, amend and repeal the Bylaws of the Corporation. Election of a director need not be by written ballot.
FOURTH:	The number of shares of common stock of the Corporation outstanding at the time of such adoption was 483,235,856 and the number of such shares entitled to vote thereon was 483,235,856.
FIFTH:	The number of shares voted for the Amended and Restated Articles of Incorporation was sufficient for approval.
SIXTH:
Upon the issuance of the Amended and Restated Certificate of Incorporation by the Colorado Secretary of State, these Amended and Restated Articles of Incorporation shall supersede the original Articles of Incorporation and all prior amendments thereto or restatements thereof.

IN WITNESS WHEREOF, Pura Naturals, Inc. has caused these Amended and Restated Articles of Incorporation to be signed by Robert Switzer, its Secretary, this 31st day of January, 2019.

/s/ Robert Switzer
Robert Switzer, Secretary

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